[SIDEBAR]

        INSURED MUNICIPAL
        INCOME FUND INC.

        FUND PROFILE
        as of September 30, 1999

        INVESTMENT GOAL:
        High current income
        exempt from federal
        income tax, consistent
        with preservation of
        capital

        PORTFOLIO  MANAGERS:
        Elbridge T. Gerry, III
        and Richard S. Murphy,
        Mitchell Hutchins Asset Management Inc.

        COMMENCEMENT:
        June 8, 1993

        NYSE SYMBOL:
        PIF

        DIVIDEND PAYMENTS:
        Monthly



                                                               November 15, 1999

Dear Shareholder,

We are pleased to present you with the semiannual report for the Insured Municipal Income Fund Inc. (the "Fund") for the six-month period ended September 30, 1999.


MARKET REVIEW

[GRAPHIC OMITTED]

The six-month period was a difficult time for municipal investors as the effects of rising interest rates worked their way through the markets. Amid fears of returning inflation, the Federal Reserve increased short-term rates twice, 0.25% on the last day of June and 0.25% again in August, in an attempt to cool what it saw as a potentially overheating economy. Overall rates rose accordingly, and the long Treasury bond's yield rose to 6.30% before settling back to 6.05% at period-end.

    Y2K also remained a concern in the third quarter. Fears of computer malfunctions and uncertainty about what might occur on January 1 led many issuers to bring new bonds to market in the third quarter rather than the fourth, before Y2K issues moved to the forefront of investors' minds. The surge of issuance created an oversupply of municipal bonds, which, combined with higher interest rates, pushed bond prices lower during the quarter. A secondary effect of Y2K concerns was the decision of many bond fund managers to raise cash in anticipation of year-end liquidity needs. While we are unsure exactly what impact "Year 2000" will have on the markets, we believe our portfolios are well positioned to meet their liquidity needs and are invested in those issuers best prepared for the transition from 1999 to 2000.


OUTLOOK

Municipal investors remain wary of yet another 25 basis point increase before year-end, which would effectively undo the 75 basis points of credit easing undertaken in 1998. While the Federal Reserve's preemptive moves to restrain inflation have had a negative effect on the municipal market in the short term, we expect this policy to have beneficial long-term effects. The domestic economy continues to grow faster than expectations while keeping inflation fairly well in check. As long as the markets anticipate Fed moves, the countering of slightly increasing price pressures with slightly tighter money supply should prove benign for municipal bonds.

    Regardless of whether we see another increase in short-term rates before year-end, municipal bond yields remain historically high compared to U.S. Treasury yields, at approximately 93% of corresponding U.S. Treasurys. The historical five-

SEMIANNUAL REPORT


year average yield is about 85% of Treasurys, which points out that municipals now appear cheap relative to Treasurys. Excess supply, increased cash positions by mutual fund companies and Y2K-related liquidity premiums are partly responsible. Additionally, "crossover" buyers that move between the municipal and corporate bond markets have been shifting out of municipal bonds.


PORTFOLIO REVIEW

              AVERAGE ANNUAL % RETURNS, PERIODS ENDED 9/30/99

                                                              Since Inception
                               6 Mos.1     1 Yr.     5 Yrs.       6/08/93
-----------------------------------------------------------------------------
 Net Asset Value Return2        -3.48      -2.10      8.41         5.06
 Market Price Return3           -9.24      -7.18      9.64         3.25
-----------------------------------------------------------------------------

SHARE PRICE, DIVIDEND AND YIELD, 9/30/99
-------------------------------------------
Net Asset Value      $14.66
Market Price         $12.56
12-Mo. Dividend      $0.768
Market Yield4        6.11%
IPO Yield4           5.12%
-------------------------------------------

HIGHLIGHTS

As we mentioned in our last report, the portfolio's duration had shortened as rates declined and many of our longer positions were pre-refunded to their shorter call maturities. (Duration is a measure of a bond portfolio's exposure to interest rate risk.) With that in mind, during the recent reporting period we attempted to swap out of some of those now shorter securities into bonds on the part of the yield curve that we think offers the best value on a total return basis.

    Typical of such purchases would be the block of New York State Thruway Authority bonds, with a coupon of 5.25% and a maturity date of 2010 (0.3%),* and Lower Colorado River Authority bonds, with a coupon of 6.00% and a maturity date of 2013 (0.8%). Based upon our detailed quantitative analysis, we find that these premium structures overcompensate bondholders for their greater downside price risk than upside price potential. Going into the next reporting period, we intend to continue our efforts to extend the portfolio's duration with these securities.



----------
1 NAV and market price returns for periods of less than one year are not annualized.

2 NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates.

3 Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan.

4 IPO yield is calculated by multiplying the September distribution by 12 and dividing by the initial public offering price. Market yield is calculated by multiplying the September distribution by 12 and dividing by the Fund's closing price on September 30, 1999.

* Weightings represent percentages of portfolio assets as of September 30, 1999. The Fund's portfolio is actively managed and its composition will vary over time.

INSURED MUNICIPAL INCOME FUND INC.                             SEMIANNUAL REPORT


TOP TEN STATES*
As of 9/30/99                             %          As of 3/31/99                           %
---------------------------------------------------------------------------------------------------
Illinois                               16.2          Illinois                              16.1
Texas                                  11.9          Texas                                 11.1
Pennsylvania                           11.0          Pennsylvania                          11.0
Rhode Island                            6.9          Rhode Island                           7.1
Nevada                                  5.8          Nevada                                 5.8
Indiana                                 4.7          Indiana                                4.9
Kentucky                                4.6          Kentucky                               4.6
South Carolina                          3.9          South Carolina                         4.0
West Virginia                           3.7          West Virginia                          4.0
Louisiana                               3.2          Louisiana                              3.2
---------------------------------------------------------------------------------------------------
Total                                  71.9          Total                                 71.8

TOP TEN SECTORS*
As of 9/30/99                             %          As of 3/31/99                           %
---------------------------------------------------------------------------------------------------
Power                                  22.7          Power                                 21.9
Water                                  20.4          Water                                 20.4
Healthcare                             19.0          Healthcare                            19.2
Sales Tax                              12.0          Sales Tax                             12.0
General Obligations                    10.6          General Obligations                   10.7
Airport                                 5.4          Airport                                5.4
Hotel                                   3.0          Hotel                                  3.2
Excise Tax                              2.5          Excise Tax                             2.6
Gas Distribution                        1.6          Gas Distribution                       1.7
Housing                                 1.6          Housing                                1.6
---------------------------------------------------------------------------------------------------
Total                                  98.8          Total                                 98.7

CREDIT QUALITY*      9/30/99        3/31/99          CALL PROTECTION*                   9/30/99
---------------------------------------------------------------------------------------------------
SP-1/VMIG-1              0.3            0.5          Beyond 5 Years                        55.0
A1/P1                    0.1            0.0          Within 5 Years                        45.0
AAA/Aaa                 99.6           99.5
---------------------------------------------------------------------------------------------------
Total                  100.0          100.0          Total                                100.0


CHARACTERISTICS*                   9/30/99          3/31/99
----------------------------------------------------------------
Total Net Assets ($mm)             $452.5           $471.4
Weighted Avg Maturity             13.71 yrs        16.85 yrs
Weighted Avg Duration             6.22 yrs         4.42 yrs
Weighted Avg Coupon                 5.95%            5.91%
AMT Paper                           0.00%            0.00%
Leverage                             33%              33%
----------------------------------------------------------------




----------

* Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT

    Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on a fund in the PaineWebber Family of Funds,5 please contact your Financial Advisor.

Sincerely,




/s/MARGO ALEXANDER                           /s/ELBRIDGE T. GERRY, III
------------------                           -------------------------
MARGO ALEXANDER                              ELBRIDGE T. GERRY, III
Chairman and Chief Executive Officer         Senior Vice President
Mitchell Hutchins Asset Management Inc.      Mitchell Hutchins
                                               Asset Management Inc.
                                             Portfolio Manager,
                                             Insured Municipal Income Fund Inc.




/s/BRIAN M. STORMS                           /s/RICHARD S. MURPHY
------------------                           --------------------
BRIAN M. STORMS                              RICHARD S. MURPHY
President and Chief Operating Officer        Senior Vice President
Mitchell Hutchins Asset Management Inc.      Mitchell Hutchins
                                               Asset Management Inc.
                                             Portfolio Manager,
                                             Insured Municipal Income Fund Inc.



This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended September 30, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.


----------
5 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read before investing.

INSURED MUNICIPAL INCOME FUND INC.



PORTFOLIO OF INVESTMENTS                          SEPTEMBER 30, 1999 (UNAUDITED)


 PRINCIPAL
  AMOUNT                                         MOODY'S        S&P            MATURITY                  INTEREST
   (000)                                         RATING       RATING             DATES                     RATES         VALUE
 --------                                       --------      ------           ---------                 ---------     ---------
LONG-TERM MUNICIPAL BONDS--98.96%

ALABAMA--1.51%
$  1,590   Alabama Water Pollution Control
            Authority--Revolving Fund Loan
            Series A (AMBAC Insured) ...........   Aaa          AAA            08/15/17                    6.750%       $  1,709,107
   5,400   Birmingham Special Care Facilities
            Finance Authority--Birmingham
            Baptist Medical Center (MBIA
            Insured) ...........................   Aaa          AAA            08/15/23                    5.500           5,105,052
                                                                                                                        ------------
                                                                                                                           6,814,159
                                                                                                                        ------------
ALASKA--1.11%
   5,000   Anchorage General Obligation Bonds
            (AMBAC Insured) ....................   Aaa          AAA            06/01/23                    6.250           5,008,300
                                                                                                                        ------------
CALIFORNIA--2.28%
      30   California State (FGIC Insured) .....   Aaa          AAA            11/01/12                    7.000              33,431
     970   California State (Pre-refunded
            with U.S. Government Securities
            to 11/01/04 @ 102) (FGIC Insured) ..   Aaa          AAA            11/01/12                    7.000           1,108,060
   1,585   Contra Costa Water District
            (FGIC Insured) .....................   Aaa          AAA            10/01/13                    6.000           1,656,404
   5,000   Los Angeles County Sales Tax
            Commission--Sales Tax Revenue
            Series B (FGIC Insured) ............   Aaa          AAA            07/01/15                    6.500           5,266,200
   2,250   Los Angeles Wastewater System
            (MBIA Insured) .....................   Aaa          AAA            06/01/20                    5.700           2,252,813
                                                                                                                        ------------
                                                                                                                          10,316,908
                                                                                                                        ------------
DELAWARE--2.21%
  10,000   Delaware State Economic
            Development Authority
            Delmarva Power (MBIA Insured) ......   Aaa          AAA            06/01/21                    5.900          10,018,100
                                                                                                                        ------------
DISTRICT OF COLUMBIA--0.91%
   4,000   District of Columbia Hospital
            Revenue Bonds--Medlantic Health
            Care Group (MBIA Insured) ..........   Aaa          AAA            08/15/14                    5.750           4,109,080
                                                                                                                        ------------
ILLINOIS--16.11%
   4,000   Illinois Development Finance
            Authority Pollution Refunding
            Commonwealth Edison
            Company Project Series D
            (AMBAC Insured) ....................   Aaa          AAA            03/01/15                    6.750           4,359,840
   4,500   Illinois Health Facilities
            Authority Franciscan Sisters
            Health Care (MBIA Insured) .........   Aaa          AAA            09/01/18                    5.750           4,567,365
  10,000   Illinois Municipal Electric
            Agency (AMBAC Insured) .............   Aaa          AAA            02/01/21                    5.750          10,398,600
   8,000   Central Lake County Joint Action
            Water Agency (FGIC Insured) ........   Aaa          AAA            05/01/20                    5.375           7,511,760
  17,220   Chicago 911 System (FGIC Insured) ...   Aaa          AAA            01/01/23                    5.625          18,155,907
  11,400   Chicago--O'Hare International
            Airport (MBIA Insured) .............   Aaa          AAA            01/01/15               5.500 to 6.375      11,812,662
   4,600   Chicago Public Building
            Commission (MBIA Insured) ..........   Aaa          AAA            12/01/18                    5.750          4,905,532
   8,000   Regional Transportation Authority
            (AMBAC Insured) ....................   Aaa          AAA            06/01/22                    6.125           8,363,920
   2,750   Regional Transportation Authority
            (FGIC Insured) .....................   Aaa          AAA       06/01/23 to 06/01/25        5.850 to 7.100       2,822,143
                                                                                                                        ------------
                                                                                                                          72,897,729
                                                                                                                        ------------

                                                                                                                                   5

INSURED MUNICIPAL INCOME FUND INC.


 PRINCIPAL
  AMOUNT                                         MOODY'S        S&P            MATURITY                  INTEREST
   (000)                                         RATING       RATING             DATES                     RATES         VALUE
 --------                                       --------      ------           ---------                 ---------     ---------

LONG-TERM MUNICIPAL BONDS (CONTINUED)

INDIANA--4.66%
$  2,500   Indiana Health Facilities Finance
            Authority--Columbus Regional
            Hospital (CGIC Insured) ............   Aaa          AAA            08/15/22                    5.500%       $  2,360,175
   7,835   Indianapolis Gas & Utilities
            (FGIC Insured) .....................   Aaa          AAA            06/01/21                    5.375           7,325,803
  12,000   Marion County Convention Center
            (AMBAC Insured) ....................   Aaa          AAA            06/01/21                    5.500          11,402,040
                                                                                                                        ------------
                                                                                                                          21,088,018
                                                                                                                        ------------
IOWA--1.00%
   4,625   Ames Hospital Authority--Mary
            Greeley Medical Center
             (AMBAC Insured) ...................   Aaa          AAA            08/15/22                    5.750           4,526,811
                                                                                                                        ------------
KENTUCKY--4.57%
   1,150   Kentucky Development Finance
            Authority Hospital Revenue--
            St. Luke Hospital Incorporated
            Series A (MBIA Insured) ............   Aaa          AAA            10/01/21                    7.000           1,234,122
  17,530   Louisville & Jefferson
            County (AMBAC Insured) .............   Aaa          AAA       05/15/24 to 05/15/25        6.500 to 6.750      19,456,296
                                                                                                                        ------------
                                                                                                                          20,690,418
                                                                                                                        ------------
LOUISIANA--3.19%
  10,500   Louisiana Public Facilities
            Authority--Alton Oschner
            Hospital (MBIA Insured) ............   Aaa          AAA       05/15/11 to 05/15/17        5.750 to 6.000      10,765,960
   1,710   Louisiana Public Facilities
            Authority--Tulane University
            (FGIC Insured) .....................   Aaa          AAA            02/15/18                    5.750           1,712,223
   1,870   Louisiana Public Facilities
            Authority--Tulane University
            (Pre-refunded with U.S. Government
            Securities to 02/15/03 @ 102)
            (FGIC Insured) .....................   Aaa          AAA            02/15/18                    5.750           1,980,255
                                                                                                                        ------------
                                                                                                                          14,458,438
                                                                                                                        ------------
MAINE--2.04%
   3,105   Maine Health & Higher Educational
            Facilities Authority Revenue
            (FSA Insured) ......................   Aaa          AAA            07/01/23                    5.500           2,935,715
   4,785   Maine Health & Higher Educational
            Facilities Authority Revenue
            (Pre-refunded with U.S. Government
             Securities to 07/01/12 @100)
            (FSA Insured) ......................    NR          AAA            07/01/23                    5.500           4,591,734
   1,500   Maine Health & Higher Educational
            Facilities Authority Revenue
            (Pre-refunded with U.S. Government
            Securities to 07/01/04 @102)
            (FSA Insured) ......................   Aaa          AAA            07/01/24                    7.000           1,682,310
                                                                                                                        ------------
                                                                                                                           9,209,759
                                                                                                                        ------------
6


INSURED MUNICIPAL INCOME FUND INC.


 PRINCIPAL
  AMOUNT                                         MOODY'S        S&P            MATURITY                  INTEREST
   (000)                                         RATING       RATING             DATES                     RATES         VALUE
 --------                                       --------      ------           ---------                 ---------     ---------

LONG-TERM MUNICIPAL BONDS (CONTINUED)

MASSACHUSETTS--2.35%
 $10,000   Massachusetts State Health &
            Educational Facility Brigham &
            Woman's Hospital (MBIA Insured) ....   Aaa          AAA            07/01/24                    6.750%       $ 10,627,500
                                                                                                                        ------------
MICHIGAN--1.55%
   7,020   Michigan State Housing Finance
            Authority (AMBAC Insured) ..........   Aaa          AAA            04/01/23                    5.900           6,993,464
                                                                                                                        ------------
NEVADA--5.75%
   7,750   Clark County Airport--McCarran
            International Airport
            (AMBAC Insured) ....................   Aaa          AAA            07/01/22                    6.000           8,225,850
   4,000   Clark County General Obligation
            Bonds (AMBAC Insured) ..............   Aaa          AAA            06/01/16                    6.000           4,166,400
   2,000   Clark County Sanitation District
            (FGIC Insured) .....................   Aaa          AAA            07/01/11                    5.700           2,077,020
  11,500   Washoe County Gas and Water Sierra
            Power (MBIA Insured) ...............   Aaa          AAA            06/01/23                    5.900          11,531,855
                                                                                                                        ------------
                                                                                                                          26,001,125
                                                                                                                        ------------
NEW HAMPSHIRE--1.28%
   5,000   New Hampshire Higher Education &
            Health Authority--Lakes Region
            Hospital (FGIC Insured) ............   Aaa          AAA            01/01/17                    5.500           4,816,250
   1,000   New Hampshire Higher Education &
            Health Authority--University of
            New Hampshire (MBIA Insured) .......   Aaa          AAA            07/01/24                    5.750             985,620
                                                                                                                        ------------
                                                                                                                           5,801,870
                                                                                                                        ------------
NEW JERSEY--1.17%
   5,000   Salem County Industrial Pollution
            Control Refunding Public Service
            Electric and Gas Series D
            (MBIA Insured) .....................   Aaa          AAA            10/01/29                    6.550           5,310,600
                                                                                                                        ------------
NEW MEXICO--3.13%
   8,850   Gallup Pollution Control Revenue
            Plains Electric (MBIA Insured) .....   Aaa          AAA            08/15/17                    6.650           9,123,111
   4,700   Santa Fe Water Revenue
           (AMBAC Insured) .....................   Aaa          AAA            06/01/24                    6.300           5,050,714
                                                                                                                        ------------
                                                                                                                          14,173,825
                                                                                                                        ------------
NEW YORK--1.14%
   2,115   New York Series J (MBIA Insured) ....   Aaa          AAA            08/01/13                    5.375           2,089,451
   1,250   New York State Thruway Authority
            Highway & Bridge Trust Fund
            Series C (FGIC Insured) ............   Aaa          AAA            04/01/10                    5.250           1,264,088
   2,000   Long Island Power Authority
            New York Electric Systems Revenue
            General Series A (FSA Insured) .....   Aaa          AAA            12/01/22                    5.125           1,819,960
                                                                                                                        ------------
                                                                                                                           5,173,499
                                                                                                                        ------------

                                                                                                                                   7


INSURED MUNICIPAL INCOME FUND INC.


 PRINCIPAL
  AMOUNT                                         MOODY'S        S&P            MATURITY                  INTEREST
   (000)                                         RATING       RATING             DATES                     RATES         VALUE
 --------                                       --------      ------           ---------                 ---------     ---------

LONG-TERM MUNICIPAL BONDS (CONTINUED)

NORTH CAROLINA--0.92%
 $ 4,000   Piedmont Triad Airport Authority
            Airport Revenue Series A
            (MBIA Insured) .....................   Aaa          AAA            07/01/16                    6.750%       $  4,150,120
                                                                                                                        ------------
OHIO--0.75%
   3,000   Cleveland Public Power Systems
            Revenue--First Mortgage Series A
            (MBIA Insured) .....................   Aaa          AAA            11/15/24                    7.000           3,386,400
                                                                                                                        ------------
PENNSYLVANIA--10.88%
  16,435   Pennsylvania Intergovernmental
            Cooperative Authority
            (MBIA Insured) .....................   Aaa          AAA       06/15/15 to 06/15/23        5.600 to 5.625      17,107,100
   2,675   Pennsylvania Intergovernmental
            Cooperative Authority
            Philadelphia Funding Program
            (FGIC Insured) .....................   Aaa          AAA            06/15/14                    7.000           2,988,162
   6,130   North Wales Water Authority
            (FGIC Insured) .....................   Aaa          AAA            11/01/16                    5.500           5,925,503
   2,000   Philadelphia Pennsylvania
            (FSA Insured) ......................   Aaa          AAA       03/15/13 to 03/15/14             5.250           1,937,320
   3,750   Philadelphia Pennsylvania School
            District Series A (MBIA Insured) ...   Aaa          AAA            04/01/16                    5.250           3,574,913
  10,530   Philadelphia Water & Waste Water
            Revenue (FSA Insured) ..............   Aaa          AAA            06/15/15                    5.500          10,365,943
   6,970   Philadelphia Water & Waste Water
            Revenue (Pre-refunded with U.S.
            Government Securities to
            06/15/03 @ 102) (FSA Insured) ......   Aaa          AAA            06/15/15                    5.500           7,345,404
                                                                                                                        ------------
                                                                                                                          49,244,345
                                                                                                                        ------------
RHODE ISLAND--6.84%
  14,000   Rhode Island Convention Center
            Authority (AMBAC Insured) ..........   Aaa          AAA            05/15/27                    5.750          13,602,960
   5,140   Rhode Island Depositors Economic
            Protection Corporation
            (FSA Insured) ......................    NR          AAA            08/01/14                    5.750           5,300,368
   4,860   Rhode Island Depositors Economic
            Protection Corporation
            (FSA Insured) ......................   Aaa          AAA            08/01/14                    5.750           5,036,758
   7,000   Rhode Island Depositors
            Economic Protection Corporation
            (Pre-refunded with U.S. Government
            Securities to 02/01/11 @ 100)
            (MBIA Insured) .....................   Aaa          AAA            08/01/21                    5.250           7,011,340
                                                                                                                        ------------
                                                                                                                          30,951,426
                                                                                                                        ------------
SOUTH CAROLINA--3.91%
  15,000   South Carolina Public Services
            Authority (MBIA Insured) ...........   Aaa          AAA       07/01/21 to 07/01/31        5.500 to 6.000      15,070,200
   2,625   Charleston County Hospital
            Facilities Authority--Bon Secours
            Health System (FSA Insured) ........   Aaa          AAA            08/15/25                    5.625           2,617,676
                                                                                                                        ------------
                                                                                                                          17,687,876
                                                                                                                        ------------
8

INSURED MUNICIPAL INCOME FUND INC.


 PRINCIPAL
  AMOUNT                                         MOODY'S        S&P            MATURITY                  INTEREST
   (000)                                         RATING       RATING             DATES                     RATES         VALUE
 --------                                       --------      ------           ---------                 ---------     ---------

LONG-TERM MUNICIPAL BONDS (CONTINUED)

TENNESSEE--1.09%
 $ 5,000   Sullivan County Health Education
            and Housing Facilities Board--
            Holston Valley Health
            (MBIA Insured) .....................   Aaa          AAA            02/15/20                    5.750%     $    4,934,700
                                                                                                                        ------------
TEXAS--11.80%
   7,000   Austin Utilities System
            (AMBAC Insured) ....................   Aaa          AAA            11/15/16                    5.750           7,009,380
   7,945   Bexar Metropolitan Water District
            Waterworks Systems Revenue
            (MBIA Insured) .....................   Aaa          AAA            05/01/22                    5.875           7,929,746
   5,730   Bexar Metropolitan Water District
            Waterworks Systems Revenue
            (Pre-refunded with U.S. Government
            Securities to 05/01/05 @ 102)
            (MBIA Insured) .....................    NR          AAA            05/01/22                    5.875           6,166,110
   3,620   Lower Colorado River Authority
            Texas Revenue Refunding ............   Aaa          AAA            05/15/13                    6.000           3,772,800
  10,000   Lubbock Health Facilities--
            Methodist Hospital
            (AMBAC Insured) ....................   Aaa          AAA            12/01/22                    5.900          10,674,100
   9,005   Matagorda County Navigation
            District 1 Revenue--Houston Light
            & Power (AMBAC Insured) ............   Aaa          AAA            03/01/27                    6.700           9,556,917
   4,955   San Antonio Water Revenue
            (MBIA Insured) .....................   Aaa          AAA            05/15/16                    6.000           5,105,830
     720   San Antonio Water Revenue
            (Pre-refunded with U.S. Government
            Securities to 05/15/11 @ 100)
            (MBIA Insured) .....................   Aaa          AAA            05/15/16                    6.000             755,727
   2,325   San Antonio Water Revenue
            (Pre-refunded with U.S. Government
            Securities to 05/15/02 @ 100)
            (MBIA Insured) .....................   Aaa          NR             05/15/16                    6.000           2,422,580
                                                                                                                        ------------
                                                                                                                          53,393,190
                                                                                                                        ------------
WASHINGTON--2.12%
   4,000   Washington State Health Care
            Facilities--Tacoma Hospital
            (FGIC Insured) .....................   Aaa          AAA            08/15/22                    5.750           4,223,400
   5,000   Metropolitan Seattle Sewer
            (MBIA Insured) .....................   Aaa          AAA            01/01/33                    6.300           5,374,550
                                                                                                                        ------------
                                                                                                                           9,597,950
                                                                                                                        ------------
WEST VIRGINIA--3.65%
   4,220   West Virginia School Building
            Authority (MBIA Insured) ...........   Aaa          AAA            07/01/20                    6.000           4,291,107
   2,245   West Virginia State Water
            Development Authority
            (FSA Insured) ......................   Aaa          AAA            11/01/29                    5.750           2,203,917
  10,000   Marshall County Pollution
            Authority Ohio Power
            (MBIA Insured) .....................   Aaa          AAA            04/01/22                    5.900          10,013,900
                                                                                                                        ------------
                                                                                                                          16,508,924
                                                                                                                        ------------

                                                                                                                                   9


INSURED MUNICIPAL INCOME FUND INC.


 PRINCIPAL
  AMOUNT                                         MOODY'S        S&P            MATURITY                  INTEREST
   (000)                                         RATING       RATING             DATES                     RATES         VALUE
 --------                                       --------      ------           ---------                 ---------     ---------

LONG-TERM MUNICIPAL BONDS (CONCLUDED)

WISCONSIN--1.04%
 $ 1,500   Wisconsin Health & Educational
            Facilities--Bellin Memorial
            Hospital (AMBAC Insured) ...........   Aaa          AAA            02/15/19                    5.500%       $  1,419,570
   3,500   Wisconsin State Health &
            Educational Facilities--
            Hospital Sisters Health System
            (MBIA Insured) .....................   Aaa          AAA            06/01/18                    5.375           3,293,430
                                                                                                                        ------------
                                                                                                                           4,713,000
                                                                                                                        ------------
Total Long-Term Municipal Bonds
 (cost--$434,307,620)                                                                                                    447,787,534
                                                                                                                        ------------


SHORT-TERM MUNICIPAL NOTES--0.42%

ARIZONA--0.11%
     500   Maricopa County Pollution Control
            Corporation Pollution Control
            Revenue Series D ...................    SP-1        A1+            10/01/99                    3.900*            500,000
                                                                                                                        ------------
MICHIGAN--0.22%
   1,000   University Michigan University
            Revenues Medical Service Plan ......  VMIG-1        A1+            10/01/99                    3.800*          1,000,000
                                                                                                                        ------------
NEW YORK--0.09%
     100   New York New York Series B ..........  VMIG-1        A1+            10/01/99                    3.950*            100,000
     300   New York City Municipal Water
            Finance Authority Water & Sewer
            System Revenue Series C ............  VMIG-1        A1+            10/01/99                    3.950*            300,000
                                                                                                                        ------------
                                                                                                                             400,000
                                                                                                                        ------------
Total Short-Term Municipal Notes
 (cost--$1,900,000) ............................                                                                           1,900,000
                                                                                                                        ------------
Total Investments (cost--$436,207,620)--99.38% .                                                                         449,687,534
Other assets in excess of liabilities--0.62% ...                                                                           2,816,103
                                                                                                                        ------------
Net Assets--100.00% ............................                                                                        $452,503,637
                                                                                                                        ============

----------------
* Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates; the interest rates shown are the current rates as of September 30, 1999.

    NR -- Not Rated.
 AMBAC -- American Municipal Bond Assurance Corporation.
  CGIC -- Capital Guaranty Insurance Company.
  FGIC -- Financial Guaranty Insurance Company.
   FSA -- Financial Security Assurance Incorporated.
  MBIA -- Municipal Bond Investors Assurance.




                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES               SEPTEMBER 30, 1999 (UNAUDITED)


ASSETS:
Investments in securities, at value (cost--$436,207,620) .......................................         $449,687,534
Cash ...........................................................................................               19,511
Interest receivable ............................................................................            7,567,826
                                                                                                         ------------
Total assets ...................................................................................          457,274,871
                                                                                                         ------------


LIABILITIES:
Payable for investment purchased ...............................................................            3,788,909
Dividends payable to preferred shareholders ....................................................              317,782
Payable to investment adviser and administrator ................................................              288,177
Accrued expenses and other liabilities .........................................................              376,366
                                                                                                         ------------
Total liabilities ..............................................................................            4,771,234
                                                                                                         ------------


NET ASSETS:
Auction Preferred Shares Series A, B, C & D--3,000 non-participating shares authorized
  issued and outstanding; $0.001 par value; $50,000 liquidation value per share ................          150,000,000
                                                                                                         ------------
Common Stock--$0.001 par value; total authorized shares--199,997,000;
20,628,363 shares issued and outstanding .......................................................          302,697,425
Undistributed net investment income ............................................................            1,100,873
Accumulated net realized loss from investment transactions .....................................          (14,774,575)
Net unrealized appreciation of investments .....................................................           13,479,914
                                                                                                         ------------
Net assets applicable to common shareholders ...................................................          302,503,637
                                                                                                         ------------
Total net assets ...............................................................................         $452,503,637
                                                                                                         ============

Net asset value per common share ($302,503,637 applicable
  to 20,628,363 common shares outstanding) .....................................................               $14.66
                                                                                                               ======

STATEMENT OF OPERATIONS



                                                                 FOR THE SIX
                                                                MONTHS ENDED
                                                             SEPTEMBER 30, 1999
                                                                 (UNAUDITED)
                                                                -------------
INVESTMENT INCOME:
Interest ...................................................    $ 12,935,822
                                                                ------------

EXPENSES:
Investment advisory and administration .....................       2,082,103
Auction Preferred Shares expenses ..........................         196,029
Custody and accounting .....................................         128,507
Legal and audit ............................................          45,388
Reports and notices to shareholders ........................          33,990
Transfer agency and service fees ...........................          23,373
Directors' fees ............................................           5,250
Other expenses .............................................          22,859
                                                                ------------
                                                                   2,537,499
Less: Fee waiver from adviser and administrator ............        (289,181)
                                                                ------------
Net expenses ...............................................       2,248,318
                                                                ------------
Net investment income ......................................      10,687,504
                                                                ------------

REALIZED AND UNREALIZED GAINS
 (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investment
  transactions .............................................          13,848
Net change in unrealized appreciation/
  depreciation of investments ..............................     (19,190,531)
                                                                ------------
NET REALIZED AND UNREALIZED LOSSES
 FROM INVESTMENT ACTIVITIES ................................     (19,176,683)
                                                                ------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS .................................    $ (8,489,179)
                                                                ============

STATEMENT OF CHANGES IN NET ASSETS


                                                                                               FOR THE SIX
                                                                                               MONTHS ENDED           FOR THE YEAR
                                                                                            SEPTEMBER 30, 1999            ENDED
                                                                                                (UNAUDITED)          MARCH 31, 1999
                                                                                             ----------------         -------------

FROM OPERATIONS:
Net investment income ..............................................................          $  10,687,504           $  21,110,115
Net realized gains from investment transactions ....................................                 13,848                  14,887
Net change in unrealized appreciation/depreciation of investments ..................            (19,190,531)              3,450,143
                                                                                              -------------           -------------
Net increase (decrease) in net assets resulting from operations ....................             (8,489,179)             24,575,145
                                                                                              -------------           -------------


DIVIDENDS FROM:
Net investment income--common stockholders .........................................             (7,921,291)            (15,842,583)
Net investment income--preferred stockholders ......................................             (2,446,613)             (5,133,034)
                                                                                              -------------           -------------
Total dividends to stockholders ....................................................            (10,367,904)            (20,975,617)
                                                                                              -------------           -------------
Net increase (decrease) in net assets ..............................................            (18,857,083)              3,599,528


NET ASSETS:
Beginning of period ................................................................            471,360,720             467,761,192
                                                                                              -------------           -------------
End of period (including undistributed net investment income of
 $1,100,873 and $781,273, respectively) ............................................          $ 452,503,637           $ 471,360,720
                                                                                              =============           =============

STATEMENT OF CASH FLOWS


                                                                                                                     FOR THE SIX
                                                                                                                     MONTHS ENDED
                                                                                                                  SEPTEMBER 30, 1999
                                                                                                                      (UNAUDITED)
                                                                                                                   ----------------
CASH FLOWS PROVIDED BY (USED FOR) OPERATING ACTIVITIES:
Interest received .......................................................................................              $ 12,790,499
Expenses paid (net of fee waivers) ......................................................................                (2,804,372)
Sale of short-term portfolio investments, net ...........................................................                   593,000
Purchase of long-term portfolio investments .............................................................               (18,317,948)
Sale of long-term portfolio investments .................................................................                18,061,673
                                                                                                                       ------------
Net cash flows provided by operating activities .........................................................                10,322,852
                                                                                                                       ------------


CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid from net investment income to common stockholders ........................................                (7,921,291)
Dividends paid from net investment income to preferred stockholders .....................................                (2,382,050)
                                                                                                                       ------------
Net cash flows used for financing activities ............................................................               (10,303,341)
                                                                                                                       ------------


Net increase in cash ....................................................................................                    19,511
Cash at beginning of period .............................................................................                      --
                                                                                                                       ------------
Cash at end of period ...................................................................................              $     19,511
                                                                                                                       ============



RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS



TO NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations ....................................................              $ (8,489,179)
                                                                                                                       ------------
Decrease in investments, at value .......................................................................                15,679,577
Increase in interest receivable .........................................................................                  (100,401)
Decrease in other assets ................................................................................                     4,523
Increase in payable for investment purchased ............................................................                 3,788,909
Decrease in payable to investment adviser and administrator .............................................                   (22,130)
Decrease in accrued expenses and other liabilities ......................................................                  (538,447)
                                                                                                                       ------------
Total adjustments .......................................................................................                18,812,031
                                                                                                                       ------------
Net cash flows provided by operating activities .........................................................              $ 10,322,852
                                                                                                                       ============

14

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (UNAUDITED)

    Insured Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission as a closed-end diversified management investment company.

    The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market value for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In case where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the"board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of securities.

    DIVIDENDS AND DISTRIBUTIONS--The Fund intends to pay monthly cash dividends to common stockholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred stock. Dividends and distributions to common stockholders are recorded on the ex-dividend date. Dividends to preferred stockholders are accrued daily. Dividends from net investment income and distributions from realized capital gains from investment transactions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

    The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

INVESTMENT ADVISER AND ADMINISTRATOR

    The Fund's board of directors has approved an investment advisory and administration contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets. For the six months ended September 30, 1999, Mitchell Hutchins voluntarily waived $289,181 in investment advisory and administration fees from the Fund.

INVESTMENTS IN SECURITIES

    For federal income tax purposes, the cost of securities owned at September 30, 1999 was substantially the same as the cost of securities for financial statement purposes.

    At September 30, 1999, the components of the net unrealized appreciation of investments were as follows:

    Gross appreciation (from investments
      having an excess of value over cost) ...............        $15,924,604
    Gross depreciation (from investments
      having an excess of cost over value) ...............         (2,444,690)
                                                                  -----------
    Net unrealized appreciation of investments ...........        $13,479,914
                                                                  ===========

    For the six months ended September 30, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $22,106,857 and $18,061,673, respectively.

FEDERAL TAX STATUS

    The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

    At March 31, 1999, the Fund had a net capital loss carryforward of $14,788,423 which is available as a reduction, to the extent provided in the regulations, of future net realized capital gains and will expire by March 31, 2003. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

CAPITAL STOCK

    COMMON STOCK--There are 199,997,000 shares of $0.001 par value common stock authorized. Of the 20,628,363 common shares outstanding, 17,173 shares are owned by Mitchell Hutchins.

    AUCTION PREFERRED SHARES--The Fund has issued 800 shares of Auction Preferred Shares, Series A, 800 shares of Auction Preferred Shares, Series B, 800 shares of Auction Preferred Shares, Series C and 600 shares of Auction Preferred Shares, Series D, which are referred to herein collectively as the "APS." All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

    Dividends, which are cumulative, are generally reset every 364 days for APS Series A, 28 days for APS Series B, three months for APS Series C and 7 days for APS Series D. Dividend rates ranged from 2.990% to 3.599% for the six months ended September 30, 1999.

    The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

    The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the Fund.

INSURED MUNICIPAL INCOME FUND INC.



FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding throughout each period is presented below:



                                                             FOR THE
                                                            SIX MONTHS
                                                               ENDED                   FOR THE YEARS ENDED MARCH 31,
                                                         SEPTEMBER 30, 1999  --------------------------------------------------
                                                             (UNAUDITED)      1999       1998       1997       1996       1995
                                                         -----------------   -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 15.58       $ 15.40    $ 14.10    $ 14.11     $ 13.42    $ 13.42
                                                              -------       -------    -------    -------     -------    -------
Net investment income                                            0.52          1.02       1.03       1.05        1.06       1.02**
Net realized and unrealized gains (losses)
  from investments                                             (0.94)          0.18       1.30      (0.03)       0.67       0.04
**
                                                              -------       -------    -------    -------     -------    -------
Net increase (decrease) from investment operations              (0.42)         1.20       2.33       1.02        1.73       1.06
                                                              -------       -------    -------    -------     -------    -------
Dividends and distributions:
  From net investment income--
    common stockholders                                         (0.38)        (0.77)     (0.77)     (0.77)      (0.76)     (0.79)
  From net investment income--
    preferred stockholders                                      (0.12)        (0.25)     (0.26)     (0.26)`     (0.28)     (0.25)
  In excess of net investment income--
    common stockholders                                            --            --         --         --          --      (0.02)
  In excess of net investment income--
    preferred stockholders                                         --            --         --         --          --      (0.00)++
                                                              -------       -------    -------    -------     -------    -------
Total dividends and distributions to stockholders               (0.50)        (1.02)     (1.03)     (1.03)      (1.04)     (1.06)
                                                              -------       -------    -------    -------     -------    -------
Net asset value, end of period                                $ 14.66       $ 15.58    $ 15.40    $ 14.10     $ 14.11    $ 13.42
                                                              =======       =======    =======    =======     =======    =======
Per share market value, end of period                         $ 12.56       $ 14.25    $ 13.56    $ 12.00     $ 12.13    $ 11.13
                                                              =======       =======    =======    =======     =======    =======
Total investment return(1)                                      (9.24)%       10.96%     19.70%      5.45%      16.13%     (8.17)%
                                                              =======       =======    =======    =======     =======    =======
Ratios to average net assets attributable
 to common shares:
  Total expenses net of waivers from adviser                     1.44%*        1.46%      1.49%      1.38%       1.33%      1.74%
  Total expenses before waivers from adviser                     1.62%*        1.65%      1.74%      1.76%       1.65%      1.74%
  Net investment income before
   preferred stock dividends                                     6.84%*        6.58%      6.84%      7.37%       7.45%      7.94%
  Preferred stock dividends                                      1.56%*        1.60%      1.75%      1.81%       1.97%      2.02%
  Net investment income available to
   common stockholders                                           5.27%*        4.98%      5.09%      5.56%       5.48%      5.92%
Supplemental data:
  Net assets, end of period (000's)                          $452,504      $471,361   $467,761   $440,758    $441,040   $426,795
  Portfolio turnover rate                                           4%            5%         6%         0%          4%         4%
  Asset coverage per share of preferred stock,
   end of period                                             $150,835      $157,120   $155,920   $146,919    $147,013   $142,265


----------
++  Actual amount calculates to $0.00499 per common share.
 *  Annualized.
**  Calculated using the average share method.
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported and assuming reinvestment of dividends and other distributions to common stockholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return for periods of less than one year has not been annualized. Total investment return does not reflect brokerage commissions.

INSURED MUNICIPAL INCOME FUND INC.


GENERAL INFORMATION (UNAUDITED)


THE FUND

    Insured Municipal Income Fund Inc. (the "Fund") is a diversified closed-end management investment company whose shares trade on the New YorkStock Exchange ("NYSE").The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $59 billion in assets under management as of October 31, 1999.


SHAREHOLDER INFORMATION

    The Fund's NYSE trading symbol is "PIF." Weekly comparative net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each week in BARRON'S, as well as in numerous other newspapers.

    An annual meeting of shareholders of the Fund was held on July 15, 1999. At the meeting Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek, and Carl W. Schafer and Brian M. Storms were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; and Ernst &Young, LLP was ratified as independent auditors for the Fund for the fiscal year ended March 31, 2000. Such shares represent 99.01% of the outstanding shares of common stock of the Fund entitled to vote at this meeting, including a quorum of the Fund's APS with respect to the election of the two directors to be elected by the APS, and constitute a quorum for the conduct of business at this meeting. The following shares were voted for the proposal indicated below:

ALL SHARES VOTING AS A SINGLE CLASS:


PROPOSAL 1
----------

                                                                 Shares Voted For as
To vote for or against                      Shares                   a % of Total               Shares Withhold
the election of:                           Voted for                 Shares Voted                  Authority
                                          ----------             -------------------            ---------------
Richard Q. Armstrong ............         17,534,640                   98.96%                       183,575
E. Garret Bewkes, Jr. ...........         17,519,441                   98.88                        198,774
Richard R. Burt .................         17,549,107                   99.05                        169,108
Mary C. Farrell .................         17,542,304                   99.01                        175,911
George W. Gowen .................         17,530,505                   98.94                        187,710
Frederick V. Malek ..............         17,542,287                   99.01                        175,928
Carl W. Schafer .................         17,544,775                   99.02                        173,440
Brian M. Storms .................         17,547,593                   99.04                        170,622

INSURED MUNICIPAL INCOME FUND INC.




GENERAL INFORMATION (CONTINUED)

PROPOSAL 2
----------

                                                           Shares Voted For as
                                       Shares                  a % of Total            Shares Voted               Shares
                                      Voted for                Shares Voted               Against                 Abstain
                                      --------                ---------------          ------------               -------
Ratification of the selection
of Ernst &Young LLP as
the independent auditors of
Insured Municipal Income
Fund Inc. for the fiscal year
ending March 31, 2000                17,542,200                   99.01%                  72,533                 103,483




AUCTION PREFERRED SHARES:


PROPOSAL 3
----------


                                                        Shares Voted For as
To vote for or against              Shares                  a % of Total               Shares Withhold
the election of:                   Voted for                Shares Voted                  Authority
                                   --------                ---------------              ------------
Margo N. Alexander                  2,865                      96.79%                       95
Meyer Feldberg                      2,865                      96.79                        95

YEAR 2000 RISKS

    Like other funds and financial and business organizations around the world, the Fund could be adversely affected if the computer system used by its investment adviser, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

    Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer system that it uses, and to obtain satisfactory assurances that each of the Fund's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, issuers of securities in which the Fund invests may be adversely affected by year 2000 related problems. This could have an impact on the value of the Fund's investments and share price.

DISTRIBUTION POLICY

    The Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber Incorporated or its nominee, have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash.Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin at any time.

INSURED MUNICIPAL INCOME FUND INC.


GENERAL INFORMATION (CONCLUDED)

    Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received. Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. See "Tax Information."

    Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNCBank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.


20
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22

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--------------------------------------------------------------------------------

DIRECTORS

E. Garrett Bewkes, Jr.               Meyer Feldberg
CHAIRMAN                             George W. Gowen
Margo N. Alexander                   Frederic V. Malek
Richard Q. Armstrong                 Carl W. Schafer
Richard R. Burt                      Brian M. Storms
Mary C. Farrell


PRINCIPAL OFFICERS

Margo N. Alexander                   Paul H. Schubert
PRESIDENT                            VICE PRESIDENT AND TREASURER
Victoria E. Schonfeld                Elbridge T. Gerry, III
VICE PRESIDENT                       VICE PRESIDENT
Dianne E. O'Donnell                  Richard S. Murphy
VICE PRESIDENT AND SECRETARY         VICE PRESIDENT
Dennis L. McCauley
VICE PRESIDENT

INVESTMENT ADVISER AND
ADMINISTRATOR
MITCHELL HUTCHINS ASSET MANAGEMENT INC.
51 WEST 52ND STREET
NEW YORK, NEW YORK 10019





THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

-----------------
INSURED
MUNICIPAL
INCOME FUND
INC.
SEMIANNUAL REPORT


                                  PaineWebber
                        (C)1999 PaineWebber Incorporated
                                   Member SIPC
                              All rights reserved.



SEPTEMBER 30, 1999